Deed of Variation

to the Share Sale Deed relating to shares in RWA Holdings Pty Limited

Equity Partners Two Pty Limited (in its capacity as trustee of Equity Partners 2 Trust)

FOMM Pty Limited

FOMJ Pty Limited

Cetro Pty Limited

TWCE Pty Limited

Michael Paul Baxter

James Harold Warren

Paul Henry Jeffery

Peter Linden McCann

GFN Australasia Finance Pty Limited

General Finance Corporation

MinterEllison

LAWYERS

AURORA PLACE, 88 PHILLIP STREET, SYDNEY NSW 2000, DX 117 SYDNEY
TEL: +61 2 9921 8888 FAX: +61 2 9921 8123
www.minterellison.com

Details

Date

Parties

Name	**Equity Partners Two Pty Limited (as trustee of Equity Partners 2 Trust)**
ACN	093 766 280
Notice details	Level 12, 60 Margaret Street, Sydney NSW 2000 Facsimile 02 8298 5150 Attention Rajeev Dhawan
Name	**FOMM Pty Limited (as trustee of the FOMM Trust)**
ACN	106 818 231
Notice details	66 Lucinda Avenue, Wahroonga NSW 2076 Facsimile 02 9482 3477 Attention Michael Baxter
Name	**FOMJ Pty Limited (as trustee of the FOMJ Trust)**
ACN	106 818 222
Notice details	10 Sofala Avenue, Riverview NSW 2066 Facsimile 02 9482 3477 Attention James Warren
Name	**Cetro Pty Limited (as trustee of the FOMP Trust)**
ACN	002 109 668
Notice details	Level 2, 57 Grosvenor Street, Neutral Bay NSW 2089 Facsimile 02 9981 7145 Attention Paul Jeffery
Name	**TCWE Pty Limited (as trustee of the McCann Family Trust)**
ACN	109 083 105
Notice details	9 Bunyana Avenue, Wahroonga NSW 2076 Facsimile 02 9482 3477 Attention Peter McCann
Name	**Michael Paul Baxter**
Notice details	66 Lucinda Avenue, Wahroonga NSW 2076 Facsimile 02 9482 3477
Name	**James Harold Warren**
Notice details	10 Sofala Avenue, Riverview NSW 2066 Facsimile 02 9482 3477
Name	**Paul Henry Jeffery**
Notice details	8/1150 Pittwater Road, Collaroy NSW 2107

Facsimile 02 9482 3477

Name	**Peter Linden McCann**
Notice details	9 Bunyana Avenue, Wahroonga NSW 2076 Facsimile 02 9482 3477
Name	**GFN Australasia Finance Pty Limited**
ACN	121 227 790
Notice details	C/- General Finance Corporation, 260 So. Los Robles Avenue, Suite #217 Pasadena, California 91101 Facsimile +1 626 795 8090 Attention: Mr Ronald F Valenta
Name	**General Finance Corporation**
Notice details	260 So. Los Robles Avenue, Suite #217 Pasadena, California 91101 Facsimile +1 626 795 8090 Attention: Mr Ronald F Valenta

Background

A The parties to this deed are parties to a Share Sale Deed dated 12 September 2006 relating to shares in RWA Holdings Pty Limited (**Share Sale Deed**).

B The parties have agreed to vary the terms of the Share Sale Deed in accordance with the terms of this deed.

Agreed terms

1. Defined terms & interpretation

In this deed, unless the context otherwise requires:

(a) a word or expression defined in the Share Sale Deed has the meaning given to it in the Share Sale Deed;

(b) clauses 1.2 and 1.3 of the Share Sale Deed apply to this deed, to the extent relevant, as if specifically incorporated in this deed; and

(c) to the extent of any inconsistency between this deed and the Share Sale Deed, this deed will prevail.

2. Variation

By executing this deed, the parties agree that the Share Sale Deed is amended as follows:

(a) the date in clause 2.1(a)(ii) is changed from 17 February 2007 to 26 February 2007;

(b) the date in clause 2.1(a)(iii) is changed from 17 March 2007 to 26 March 2007; and

(c) in clause 2.4(b) the date that relates to clause 2.1(a)(iii) is changed from 17 March 2007 to 26 March 2007, but the date in clause 2.4(b) that relates to the other conditions referred to in that clause remains at 17 March 2007.

3. Continued operation of the Share Sale Deed

Subject to the terms of this deed, the parties agree that the Share Sale Deed will continue in full force and effect in accordance with its terms, including, for the avoidance of doubt, the dates in clauses 4.10 and 19.2 remain unchanged.

4. Miscellaneous

4.1 Costs

Each party must pay its own costs and expenses incurred in connection with the preparation and execution of this deed.

4.2 Counterparts

This deed may be executed in counterparts. All executed counterparts constitute one document.

4.3 Entire agreement

This deed constitutes the entire agreement between the parties in connection with its subject matter and supersedes all previous agreements or understandings between the parties in connection with its subject matter.

4.4 Governing law and jurisdiction

This deed is governed by the law of New South Wales and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

Signing page

EXECUTED as a deed.

Executed by Equity Partners Two Pty Limited in its capacity as trustee of Equity Partners 2 Trust

R.P. Gregson ←
Signature of director

RICHARD PETER GREGSON
Name of director (print)

Q. Jones ←
Signature of director/~~company secretary~~
(Please delete as applicable)

QUENTIN JONES
Name of director/~~company secretary~~ (print)

Executed by **FOMM Pty Limited (as trustee of the FOMM Trust)**

←
Signature of sole director and sole company secretary

who states that he or she is the sole director and the sole company secretary of the company.

Name of sole director and sole company secretary (print)

Executed by **FOMJ Pty Limited (as trustee of the FOMJ Trust)**

←
Signature of sole director and sole company secretary

who states that he or she is the sole director and the sole company secretary of the company.

Name of sole director and sole company secretary (print)

Executed by **Cetro Pty Limited (as trustee of the FOMP Trust)**

←
Signature of sole director and sole company secretary

PAUL H JEFFERY
Name of sole director and sole company secretary (print)

who states that he or she is the ~~sole~~ director and the ~~sole~~ company secretary of the company.

Executed by **TCWE Pty Limited (as trustee of the McCann Family Trust)**

Signature of director

PETER McCANN

Name of director (print)

Signature of director/company secretary
(Please delete as applicable)

ALEXANDRA MORTON-McCANN

Name of director/company secretary (print)

Signed by **Michael Paul Baxter** in the presence of

Signature of witness

GREGORY BRIAN BAKER

Name of witness (print)

Michael Paul Baxter

Signed by **James Harold Warren** in the presence of

Signature of witness

Name of witness (print)

James Harold Warren

Signed by **Paul Henry Jeffery** in the presence of

Signature of witness

JONATHAN ROY BLAKE

Name of witness (print)

Paul Henry Jeffery

Signed by **Peter Linden McCann** in the presence of

Signature of witness

GREGORY BRIAN BAKER

Name of witness (print)

Peter Linden McCann

Executed by GFN Australasia Finance Pty Limited

JOHN O JOHNSON ←

Signature of director

John O Johnson

Executed by General Finance Corporation

JOHN O. JOHNSON ←

Signature of corporate officer

John O. Johnson

Signing page

EXECUTED as a deed.

Executed by Equity Partners Two Pty Limited in its capacity as trustee of Equity Partners 2 Trust

Signature of director ←

Signature of director/company secretary
(Please delete as applicable)

Name of director (print)

Name of director/company secretary (print)

Executed by FOMM Pty Limited (as trustee of the FOMM Trust)

Signature of sole director and sole company secretary ←

who states that he or she is the sole director and the sole company secretary of the company.

Name of sole director and sole company secretary (print)

Executed by FOMJ Pty Limited (as trustee of the FOMJ Trust)

[signature]

Signature of sole director and sole company secretary ←

who states that he or she is the sole director and the sole company secretary of the company.

JAMES H. WARREN

Name of sole director and sole company secretary (print)

Executed by Cetro Pty Limited (as trustee of the FOMP Trust)

Signature of sole director and sole company secretary ←

who states that he or she is the sole director and the sole company secretary of the company.

Name of sole director and sole company secretary (print)

xecuted by **TCWE Pty Limited (as trustee f the McCann Family Trust)**

←

gnature of director

←

Signature of director/company secretary
(Please delete as applicable)

ame of director (print)

Name of director/company secretary (print)

igned by **Michael Paul Baxter** in the esence of

←

gnature of witness

←

Michael Paul Baxter

me of witness (print)

igned by **James Harold Warren** in the esence of

←

gnature of witness

←

James Harold Warren

Yuka Yamasaki

me of witness (print)

igned by **Paul Henry Jeffery** in the presence

←

gnature of witness

←

Paul Henry Jeffery

ame of witness (print)

igned by **Peter Linden McCann** in the esence of

←

gnature of witness

←

Peter Linden McCann

ame of witness (print)